Trade and Other Payables	12 Months Ended
Jun. 30, 2025
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Payables	Trade and Other Payables

	2025 £’000	2024 £’000 (Restated) (1)
Trade payables	£7,849	£10,976
Other taxation and social security	14,836	18,412
Client volume discounts/rebates	14,810	20,078
Other liabilities	5,027	6,222
Accruals	50,129	57,100
Deferred income	4,176	6,147
Total trade and other payables	£96,827	£118,935
(1) Restated to include the effects of revisions arising from provisional to final acquisition accounting for GalaxE (refer to note 3C for details).
Deferred income represents client contract liabilities at year end where cash was received from clients but Endava is yet to perform the work. £5.9 million of the deferred income recognised at 1 July 2024 was recognised as revenue during the year (2024: £4.5 million). Other than business-as-usual movements there were no significant changes in the deferred income balance during the year. From the £4.2 million deferred income in balance as of 30 June 2025, nil comes from acquired companies during the reporting period (£2.8 million as of 30 June 2024).
Client volume discounts/rebates relate to contractual arrangements with customers to provide them with discounts/rebates based on agreed threshold levels of business being delivered by the client.